Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Financial Gravity Companies, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Winters, Principal Executive Officer, and I, Gary Nemer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2021	By: /s/ Scott Winters
Scott Winters
Chief Executive Officer
(Principal Executive Officer)
Date: December 29, 2021	By: /s/ Gary Nemer
Gary Nemer
Chief Financial Officer
(Principal Financial Officer)